UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 29, 2004

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On October 29, 2004, Johnson Outdoors Inc. (the “Company”) entered into that certain Revolving Credit Agreement, dated as of October 29, 2004 (the “New Credit Agreement”), by and among the Company, the subsidiary borrowers from time to time parties thereto (the “Subsidiaries”) and LaSalle Bank National Association (the “Lender”). The Lender acts as the Company’s transfer agent and registrar.

        The New Credit Agreement allows the Company and the Subsidiaries (each a “Borrower”, and, collectively, the “Borrowers”) to borrow, repay and borrow, on an unsecured basis and from time to time prior to October 28, 2005 (unless terminated earlier pursuant to the terms of the New Credit Agreement), up to $30 million dollars. The New Credit Agreement may also be used to issue standby and performance letters of credit (“Letters of Credit”), subject to certain limitations specified in the New Credit Agreement. Any undrawn amount of the Letters of Credit will be reserved and will not be available for other borrowings. The Company’s indebtedness under the New Credit Agreement is unsecured and is guaranteed, jointly and severally, by certain of the Subsidiaries.

        The New Credit Agreement replaces that certain 3-Year Revolving Credit Agreement, dated as of August 31, 2001, as amended (the “Prior Credit Agreement”), by and among the Company, the subsidiary borrowers parties thereto, the lenders parties thereto, and Bank One, NA, as Administrative Agent. The Borrowers will use the proceeds of any extension of credit under the New Credit Agreement for general corporate purposes, including for working capital, refinancing indebtedness under the Prior Credit Agreement and permitted acquisitions.

        The New Credit Agreement contains customary events of default and customary restrictive and financial covenants, including financial covenants regarding a maximum leverage ratio, a minimum fixed charge coverage ratio and minimum consolidated net worth. The New Credit Agreement also includes standard provisions related to conditions of borrowing.

        With respect to any Borrower, the obligations of the Lender to extend credit under the New Credit Agreement automatically terminate, and the Borrower’s indebtedness under the New Credit Agreement automatically becomes due and payable, upon the Borrower filing for bankruptcy. Further, with respect to any Borrower, the Lender may terminate its obligations to extend credit under the New Credit Agreement, and may accelerate payment of the Borrower’s indebtedness under the New Credit Agreement, upon the occurrence of an event of default, which includes the Company’s failure to comply with the financial covenants contained in the New Credit Agreement.

        A Borrower may elect to receive either a floating rate loan or a Eurocurrency loan under the New Credit Agreement. A floating rate loan bears interest for any day at a rate per annum equal to the higher of (1) the prime rate for such day and (2) the sum of (a) the Federal funds effective rate for such day and (b) one-half of one percent (0.5%) per annum. A Eurocurrency loan bears interest at a Eurocurrency Rate (as defined in the New Credit Agreement) requested by the Borrower pursuant to the terms of the New Credit Agreement. The Borrowers also pay the Lender a commitment fee on the daily unused portion of the commitment at a per annum rate established pursuant to a pricing schedule. The commitment rate ranges from 0.20% to 0.40% depending on the Company’s leverage ratio, as calculated pursuant to the terms of the New Credit Agreement.

        A copy of the New Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 1.02.    Termination of a Material Definitive Agreement.

        As of October 29, 2004, in connection with the Company entering into the New Credit Agreement, the Prior Credit Agreement was terminated. The Prior Credit Agreement was originally scheduled to expire on August 31, 2004, but had been extended through November 30, 2004. The material terms and conditions of the Prior Credit Agreement were substantially similar to the material terms and conditions of the New Credit Agreement other than the maturity, the amount available under the commitment and provisions related to swing line loans.

        The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02. A copy of the Prior Credit Agreement is filed as Exhibit 10.2 and 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.02.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

10.1	Revolving Credit Agreement, dated as of October 29, 2004, by and among Johnson Outdoors Inc., the subsidiary borrowers from time to time parties thereto and LaSalle Bank National Association.

10.2	3-Year Revolving Credit Agreement, dated as of August 31, 2001, by and among Johnson Outdoors Inc., one or more other subsidiary borrowers from time to time parties thereto, the institutions from time to time parties thereto as lenders and Bank One, NA, a national banking association, as swing line lender, letter of credit issuer and administrative agent. (Filed as Exhibit 4.10 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)

10.3	Amendment No. 1 to 3-Year Revolving Credit Agreement, dated as of December 18, 2001, by and among Johnson Outdoors Inc., the financial institutions listed on the signature pages thereto and Bank One, NA, in its individual capacity as a lender and in its capacity as contractual representative. (Filed as Exhibit 4.11 to Johnson Outdoors' Form 10-K for the year ended September 27, 2002.)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: November 4, 2004	By: /s/ Paul A. Lehmann
Its: Vice President and Chief Financial Officer

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1	Revolving Credit Agreement, dated as of October 29, 2004, by and among Johnson Outdoors Inc., the subsidiary borrowers from time to time parties thereto and LaSalle Bank National Association.

10.2	3-Year Revolving Credit Agreement, dated as of August 31, 2001, by and among Johnson Outdoors Inc., one or more other subsidiary borrowers from time to time parties thereto, the institutions from time to time parties thereto as lenders and Bank One, NA, a national banking association, as swing line lender, letter of credit issuer and administrative agent. (Filed as Exhibit 4.10 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)

10.3	Amendment No. 1 to 3-Year Revolving Credit Agreement, dated as of December 18, 2001, by and among Johnson Outdoors Inc., the financial institutions listed on the signature pages thereto and Bank One, NA, in its individual capacity as a lender and in its capacity as contractual representative. (Filed as Exhibit 4.11 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)